UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 30, 2013

INGEN TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Georgia	000-28704	84-1122431
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

3410 La Sierra Ave., Suite F 507 Riverside, CA	92503
(Address of principal executive offices)	(Zip Code)

(909) 688-7840

(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On April 29, 2013, the Registrant and its Board of Directors, and majority shareholder(s) adopted the PURCHASE and AGREEMENT OF ACQUISITION (the "Acquisition") dated April 29, 2013, with ATMC Inc., a Nevada corporation (“ATMC”).

A copy of the PURCHASE and AGREEMENT OF ACQUISITION is filed as Exhibit 2.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit 2.1 Purchase Agreement of Acquisition between Ingen Technologies, Inc. and ATMC, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: April 30, 2013	INGEN TECHNOLOGIES, INC.

By: /s/ Gary B. Tilden
Gary B. Tilden,
Chairman of the Board
Chief Operations Officer